UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02                                Results of Operations and Financial Condition

On January 9, 2009, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the nine months ended November 30, 2008. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01                                Other Events.

On January 12, 2009, the Company held a conference call to discuss its financial results for the nine months ended November 30, 2008. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2,  shall not be deemed to be filed for the  purposes  of  Section  18 of the Securities  Exchange Act of 1934, as amended,  and will not be  incorporated  by reference  into any  registration  statement  filed under the  Securities Act of 1933, as amended,  unless specifically  identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.                                           Description

99.1                                Press Release, dated January 9, 2009, relating to Audiovox Corporation's earnings release for the nine months ended November 30, 2008 (filed herewith).

99.2                                Transcript of conference call held on January 12, 2009 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date: January 13, 2009	___________________________________
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer